REALITY SHARES ETF TRUST

Reality Shares DIVCON Leaders Dividend ETF

Reality Shares DIVCON Dividend Defender ETF

Reality Shares Nasdaq NexGen Economy ETF

Supplement dated July 29, 2020 to the currently effective Summary Prospectuses, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Funds listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On July 27, 2020, Reality Shares, Inc. entered into an agreement to sell a portion of its exchange-traded funds business to SRN Advisors, LLC (“SRN”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Transaction”). In anticipation of the Transaction, on July 17, 2020, the Board of Trustees of Reality Shares ETF Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each of the Trust’s Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, and Reality Shares Nasdaq NexGen Economy ETF (each, a “Target Fund” and collectively, the “Target Funds”) into and with a corresponding newly-created exchange-traded fund of Siren ETF Trust (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), which will be managed by SRN.

Pursuant to the Agreement, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund set forth in the chart below in exchange for shares of the Acquiring Fund and cash, if any, having an aggregate net asset value equal to the value of the Target Fund's net assets, and the assumption by the Acquiring Fund of all of the corresponding Target Fund’s liabilities. Each Target Fund will then distribute to each of its shareholders the corresponding Acquiring Fund shares and cash, if any, received by a Target Fund with an aggregate net asset value equal to the net asset value of the shareholder’s shares of the Target Fund held immediately prior to the Reorganization. Following such distribution, each Target Fund will cease operations and be terminated as a series of the Trust. Each Acquiring Fund will be established solely for the purpose of effecting the corresponding Target Fund’s Reorganization and have the same investment objective, track the same underlying index, and implement substantially the same principal investment strategies as its corresponding Target Fund. Each Acquiring Fund will not commence investment operations unless and until the Reorganization of the corresponding Target Fund is consummated. Each Reorganization is expected to be a tax-free transaction. Target Fund shareholders, however, should consult their own tax advisers regarding the tax treatment and implications of the Reorganizations in light of their individual circumstances.

Target Fund	Acquiring Fund
Reality Shares DIVCON Leaders Dividend ETF	Siren DIVCON Leaders Dividend ETF
Reality Shares DIVCON Dividend Defender ETF	Siren DIVCON Dividend Defender ETF
Reality Shares Nasdaq NexGen Economy ETF	Siren Nasdaq NexGen Economy ETF

Each Reorganization is subject to the approval of the applicable Target Fund’s shareholders. It is currently contemplated that Target Fund shareholders of record as of August 14, 2020 will be asked to approve the proposed Reorganizations at the joint special meeting of shareholders to be held on or about October 15, 2020. If approved by shareholders, each Reorganization is expected to close shortly after the joint special meeting of shareholders. However, the closing of the Transaction is subject to various terms and conditions and, therefore, may be delayed or even terminated due to unforeseen circumstances.

Target Fund shareholders may continue to buy and sell Target Fund shares until the close of business on the day of the applicable Reorganization. If a Reorganization is approved, the applicable Target Fund shares will automatically be converted to shares of the corresponding Acquiring Fund. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of shares of the corresponding Acquiring Fund.

A Combined Proxy Statement and Prospectus with respect to the proposed Reorganizations will be mailed prior to the meeting to each Target Fund’s shareholders of record. The Combined Proxy Statement and Prospectus will describe in greater detail the Reorganization, the Acquiring Funds, including the investment strategies and the associated risks of investing in the Acquiring Funds, and other matters related to the Reorganizations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RLT001147